                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 29, 1997
                                               ---------------------------




                             TRANSMEDIA NETWORK INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-4028                   84-6028875
 -------------------------      -----------------------     --------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)





    11900 Biscayne Boulevard, Suite 460, Miami, Florida                  33181
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (305) 892-3300
                                                     --------------------------





                         Exhibit Index Appears on Page 4
                            Total Number of Pages: 16

ITEM 5.  Other Events

         Consistent with the Registrant's previously announced plan to conduct a search for a successor chief executive officer to Melvin Chasen, the Chairman of the Board, President and Chief Executive Officer, on December 29, 1997, the

Registrant entered into an agreement with Mr. Chasen pursuant to which (i) Mr. Chasen's employment agreement with the Registrant will terminate on September 15, 1998; (ii) his consulting agreement was terminated; (iii) his right to receive $1,000,000, under the terms of his employment agreement, in the event of the sale of a control block of stock of the Registrant was extinguished; and
(iv) he agreed to a five-year non-competition covenant and a confidentiality agreement with the Registrant. In return, (i) Mr. Chasen received a payment of $2,750,000 on December 30, 1997; (ii) the Registrant agreed that any of his stock options which are unvested as of the termination of his employment will vest and that all his stock options will be exercisable through December 31, 1998; (iii) his indebtedness to the Registrant in the amount of $134,900 was canceled; (iv) the Registrant agreed to purchase for him a new car of similar style and quality to the leased automobile which the Registrant currently provides him; (v) Mr. Chasen and his wife will receive health insurance coverage for the remainder of their respective lives; and (vi) he will be reimbursed for his reasonable accounting and legal expenses incurred in connection with such negotiations.

                              (Page 2 of 16 Pages)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TRANSMEDIA NETWORK INC.

Date: January 12, 1998                      By:  /s/ Stephen E. Lerch
                                                ---------------------
                                                 Stephen E. Lerch
                                                 Executive Vice President and
                                                 Chief Financial Officer




                              (Page 3 of 16 Pages)

                                INDEX TO EXHIBITS

Exhibit Number                     Description                             Page
---------------                    -----------                             -----

10.1 Amended and Restated Employment Agreement, dated as of November 15, 1996, by and between Transmedia Network Inc. and Melvin Chasen
                  (incorporated by reference from the Registrant's 1997 Annual Report filed on Form 10-K as exhibit 10.4.)


10.2 Amended and Restated Consulting Agreement, dated as of November 15, 1996 by and between Transmedia Network Inc. and Melvin Chasen
                  (incorporated by reference from the Registrant's 1997 Annual Report filed on Form 10-K as exhibit 10.5.)

10.3              Agreement, dated as of December 29, 1997, by                 5
                  and between Transmedia Network Inc. and
                  Melvin Chasen.



                     (Page 4 of 16 Pages)